INCOME TAXES (Details 5) - Canada - CAD ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017
DisclosureOfIncomeTaxesLineItems [Line Items]
Tax losses - gross	$ 158,437	$ 147,046
Tax benefit at tax rate of 25% - 27%	42,566	39,248
Set-off against deferred tax liabilities	(13,346)	(11,718)
Total tax loss assets not recognized	29,220	27,530
Tax credits	1,126	1,125
Total tax credit assets not recognized	$ 1,126	$ 1,125